                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  OCTOBER 20, 2003
                                                  ------------------------------

                                STERLING BANCORP
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      NEW YORK                          1-5273-1                13-2565216
--------------------------------------------------------------------------------
(STATE OF OTHER JURISDICTION    COMMISSION FILE NUMBER      (IRS EMPLOYER
 OF INCORPORATION)                                          IDENTIFICATION NO.)


650 FIFTH AVENUE, NEW YORK, NEW YORK                                10019-6108
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)


                                 (212) 757- 3300
--------------------------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 7

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of the Business Acquired. Not Applicable

(b)      Pro Forma Financial Information Not Applicable

(c)      Exhibits
         99.1 Press Release dated October 20, 2003

ITEM 12

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 20, 2003, the Company reported its results for the quarter and the nine-months ended September 30, 2003. A copy of the Company's press release containing this information is being furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

         The information furnished under Item 12 of this Report, including
Exhibit 99.1, shall be deemed to be "filed" for purpose of the Securities Exchange Act of 1934, as amended.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STERLING BANCORP
                                              (Registrant)

DATE:  October 21, 2003                BY:  /s/ JOHN W. TIETJEN
       -----------------                    ------------------------------------
                                            JOHN W. TIETJEN
                                            Executive Vice President, Treasurer
                                            and Chief Financial Officer

                                  EXHIBIT INDEX

         Exhibit
         Number
         ------
           99.1          Press Release dated October 20, 2003